Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	15. Subsequent Events

On August 3, 2022, we received proceeds of $0.3 million from the sale of convertible notes to accredited investors. The notes have the same terms as the convertible notes issued in May and June 2022 (see Note 9).	17. SUBSEQUENT EVENTS

On March 22, 2022, the United States District Court in the Middle District of Florida (Orlando Division) issued an order granting Qualcomm’s motion for summary judgment ruling that Qualcomm does not infringe the three patents that are the subject of our infringement case against them. This ruling, which is a final determination of the district court, follows a March 9, 2022 order granting a Qualcomm motion to strike and exclude the opinions of our experts regarding the alleged infringement and validity issues. We intend to appeal both of these decisions. See ParkerVision v. Qualcomm (Middle District of Florida) included in Note 12 for a complete discussion of these legal proceedings.

In February 2022, our two patent infringement cases against Intel in the Western District of Texas were reconfigured whereby the first case would assert an aggregate of six patents against Intel cellular products and the second case would assert the same six patents along with a seventh patent against Intel WiFi and Bluetooth products. As a result of the restructuring of the cases, the trial date for the first Intel case was moved from June 2022 to October 24, 2022. In March 2022, as a result of discovery delays, the trial date was moved to a start date of December 5, 2022. The second case against Intel is currently scheduled for trial commencing in May 2023, however that date may change in lieu of the revised schedule in the first Intel case. See ParkerVision v. Intel (Western District of Texas) and ParkerVision v. Intel II (Western District of Texas) included in Note 12 for a complete discussion of these legal proceedings.

In January 2022, the Patent Trial and Appeal Board (“PTAB”) issued its final decisions on two Inter Partes Reviews (“IPRs”) filed by Intel against two of the patents asserted in the ParkerVision v. Intel infringement cases. The PTAB ruled in our favor with respect to the seven challenged claims of one of the two patents and ruled in Intel’s favor with respect to the one challenged claim of the second patent. We have one additional IPR filed by Intel against a patent asserted in our second case, and the PTAB is expected to issue its final decision in July 2022. Refer to Intel v. ParkerVision (PTAB) included in Note 12 for a complete discussion of these IPR proceedings.